SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1996-A

(Exact name of registrant as specified in its charter)


          CALIFORNIA                        333-11095            13-2631719
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation)                           Number)      Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                 60670-0126
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:               312/407-1902

Item 5.  Other Events

   On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

               A. Monthly Report Information:
                  Aggregate distribution information for the current distribution date July 15, 1997.

                        Principal             Interest       Ending Balance

       Cede & Co.    $2,687,305.74        $1,092,963.08         $228,549,464.93

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?  NO.
                             Date:
                             Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                             Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.     Item 1:  Legal Proceedings:  NONE

               G.     Item 2:  Changes in Securities:  NONE

               H.     Item 4:  Submission of Matters to a Vote of Security
                      Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         1.    Monthly Statement to Certificateholders dated July 15 , 1997



             Statement to Certificateholders (Page 1 of 2)


  Distribution Date:                                    6/16/97       7/15/97

                 INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)

             A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


        Investor Certificate Interest Distributed
4.984852     4.442341
        Investor Certificate Interest Shortfall Distributed
             0.000000      0.000000
         Remaining Unpaid Investor Certificate Interest Shortfall
                    0.000000      0.000000

            Managed Amortization Period ? (Yes=1; No=0)
             1      1
         Investors Certificate Principal Distributed
       15.905883    10.922537
      Principal Distribution Amount                              15.905883
       10.922537
         Maximum Principal Payment                               31.725418
       27.927137
               Alternative Principal Payment
15.905883    10.922537
             Principal Collections less Additional Balances
             15.905883     10.922537
           Investor Loss Amount Distributed to Investors
             0.000000      0.000000
         Accelerated Principal Distribution Amount
       0.000000     0.000000
         Credit Enhancement Draw Amount
0.00   0.00

        Total Amount Distributed to Certificateholders (P & I)
                    20.890735     15.364878

    B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


      Beginning Investor Certificate Balance
"235,150,144.61 "   "231,236,770.67 "
          Ending Investor Certificate Balance
"231,236,770.67 "   "228,549,464.93 "
           Beginning Invested Amount
"239,167,011.84 "   "235,253,637.90 "
       Ending Invested Amount                                "235,253,637.90
"      "232,566,332.16 "
         Investor Certificateholder Floating Allocation Percentage
                    97.6627%      97.6247%
         Pool Factor                              0.9398603    0.9289378
            Liquidation Loss Amount for Liquidated Loans
             0.00   0.00
        Unreimbursed Liquidation Loss Amount
       0.00  0.00

     Additional Servicing Fee                                     0      0
       C.     POOL INFORMATION

   Beginning Pool Balance                                "244,890,864.69"
     "240,977,490.75 "
    Ending Pool Balance                                   "240,977,490.75"
      "238,290,185.01 "
       Servicer Removals form the Trust (Section 2.06)
             0.00   0.00
          Servicing Fee                                  "102,037.86 "
"100,407.29 "

   D.     INVESTOR CERTIFICATE RATE


       Investor Certificate Rate                             5.867500%
5.867500%
         LIBOR Rate                                     5.687500%
5.687500%
            Maximum Rate                                   9.435534%
9.426658%

   E.     DELINQUENCY & REO STATUS


             Delinquent 30-59 days
                        No. of Accounts                            35     29
             Trust Balances                              "1,226,062.66 "
"873,009.63 "
                Delinquent 60-89 days
                        No. of Accounts                            5      9
            Trust Balances                              "128,739.24 "
"255,264.54 "
             Delinquent 90+ days
                No. of Accounts                            18     20
             Trust Balances                              "712,705.48 "
"691,238.45 "
               Delinquent 9+ Months
                No. of Accounts                            0      1
              Trust Balances                              0      "75,592 "
                   REO
               No. of Accounts                            3      3
               Trust Balances                              "242,992.07 "
"242,992.07 "


     Statement to Certificateholders (Page 2 of 2)


  Distribution Date:                                    6/16/97       7/15/97

           "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
          "this 10th day of July, 1997"


                    Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                           as Servicer

                           _______________________________________


                            Sam Ilagan
                            Vice-President


















                    Distribution List:

Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
Frank Skibo - FSA              Jose Baltasar - Countrywide Home Loans
Paul Marsilio - Lehman Brothers        Richard Pohl -Countrywide Home Loans
Margarette Carrette - Moody's Investors Service
Richard Marron - Countrywide Home Loans
Gail Brennan - Standard & Poor's Corp.
Dave Walker- Countrywide Home Loans
Brain Sulker - Hall - Countrywide Home Loans






SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     COUNTRYWIDE HOME EQUITY LOAN TRUST
1996-A



                                     By  _______________________________________
                                        Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: July 31, 1997